UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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CME GROUP INC.

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On or after April 10, 2017, the following were distributed to the Class B-1 shareholders:
Jeffrey M. Bernacchi
141 W. Jackson Blvd., Suite 1488
Chicago, IL 60604
O: 312-235-0000 C: 847-732-5837
JeffBernacchi@gmail.com, Jeff.Bernacchi@CMEGroup.com
Dedicated, Sharp, & Effective
Jeffrey M. Bernacchi
www.CMEvote.com
Dear CME Member and Class B-1 Shareholder,
Thank you for the support and encouragement you’ve provided during my term on the CME Group Board. I’m requesting your vote to continue as one of your Class B-1 Share Directors. As an owner of five CME Group exchange memberships and 60,886 shares of CME Group Class A common stock, who actively makes markets on the CME, CBOT, and NYMEX exchanges, you can be sure I’m fully engaged in our business and my interests are well aligned with yours. My 35+ years of membership and experience in many aspects of our industry should give you confidence that I have the necessary expertise and commitment to continue to be effective as one of your elected CME Group Board Members.
I remain accessible and open to the input of our membership. I continue to enjoy constructive working relationships with a broad cross-section of Exchange Members, Member Firms, CME Group employees, CME Group management, fellow Board Members, and Industry Associations. Please know, I always welcome your input, actively share your insights with our Board and management, and look forward to continuing to work together to secure our future success as Members and shareholders of CME Group.
I currently serve on the CME Group Board Risk Committee and the Audit Committee - two important governance committees. I am a member of the Chicago Federal Reserve Bank’s Working Group on Financial Markets. To stay current with leading thought in good governance, I annually attend the Northwestern Corporate Governance Conference, as well as periodically participate in topic-specific corporate governance programs organized by other leading graduate schools and organizations.
To review more of my background and qualifications, please see the campaign website, www.CMEvote.com. The website contains a link to the Proxy Vote website where you can easily cast your vote online using the control number included in your proxy materials. If you cannot locate your 16-digit control number or your proxy materials, you can vote by phone by contacting CME Group’s inspector of election, Broadridge, at 855-928-4491. Thank you for your continued support.
“You are key to CME Group success!” is not just a slogan. You have the right and, I hope, will share the responsibility to support effective CME Group governance by casting your proxy ballot. Please, vote your shares before the May 24th annual meeting of the shareholders of CME Group Inc.
Sincerely,
Jeff Bernacchi
CME Group Board of Directors Candidate
www.CMEvote.com
You are key to CME Group success!
Please Vote your
Proxy at
CMEvote.com
2015 Director Campaign Novelty

Jeff Bernacchi (JMB), CME Board Member
“In more than 35 years as an exchange member, I have personally performed many of the roles our member play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders.”
CME Group Board of Directors since 2009
Member of CME Group Board Audit and Risk Committees
Active Individual Trader CME Member since 1979
Former AP of an FCM and Principle of an IB
CME Group Shareholdings and Memberships
Equity CME member
60,886 CME Class A shares
Equity NYMEX member
Equity CBOT member
Equity AM member
Equity IDEM member
A Lessor and Lessee of Memberships
INCH 1 2 3 4 5 6
Vote for a Director who Measures Up!
Jeff Bernacchi - www.CMEvote.com
2012 Director Campaign Novelty - Ruler
Legend
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Jeff Bernacchi (JMB), CME Board Candidate
“In more than 35 years as an exchange member, I have personally performed many of the roles our member play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders.”
MAR 7, 2017
Jeff’s Professional Background
60,886 CME Shares
Board Director, CME Group Inc. (2009-Present)
Audit Committee (2010 - Present)
Risk Committee (2014 - Present)
Working Group on Financial Markets, Chicago Federal Reserve Bank of Chicago (2016 - Present)
EXCHANGE MEMBERSHIP
Current Exchange Equity Membership: CME, CBOT, NYMEX
1979-Present: CME (1979-1994, IMM; 1994-Present, CME)
1992-Present: IDEM division of CBOT
2000-Present: AM division of CBOT
2007-Present: NYMEX
2008-Present: Full CBOT
Past Exchange Memberships: SIMEX, CBOT, COMEX
1984-1987: SIMEX
1986-1987: AM and IDEM divisions of CBOT
1991-1992, 2014-2015: COMEX
EDUCATION
MBA 1982 (Finance), University of Chicago Graduate School of Business (renamed “Chicago Booth”, as of 2008), Chicago, IL
BA 1979 (Economics), DePauw University, Greencastle, IN
Corporate Governance Education Programs Completed:
2009 NACD Corporate Director Institute - Director Professionalism
2010 Northwestern University Kellogg School of Management - Corporate Governance - Effectiveness and Accountability in the Boardroom
2011 Harvard Business School - Making Corporate Boards More Effective
2011 Harvard Business School - Audit Committees in a New Era of Governance
2013 Stanford Graduate School of Business - Directors’ Consortium
2015 ISACA (Formerly, Information Systems Audit and Control Association) - How to Measure Anything in Cybersecurity Risk
EXCHANGE BUSINESS BACKGROUND
1979-Present
Chicago Mercantile Exchange Member
Independent proprietary trader of most CME Group exchange products. At various times served on the following CME committees: Arbitration, Ethics, Floor Communications, Membership Structure (Ad Hoc), Pit (Eurodollar), and Upper Trading Floor Design.
1980-Present JMB Trading Corp. 100% Stockholder Proprietary Trading and Trading Services
2008-Present Celeritas Capital, LLC. Managing Member Proprietary Research, Software Development
2010-Present TradeForecaster Global Markets - 106.J Member Firm Assignor of Membership
2012-Present 3Red Trading, LLC. - 106.J Member Firm Assignor of CME Class A Shares
2014-Present Cardinal Capital Management, LLC. - 106.J Member Firm Assignor of CME Class A Shares
2014-Present E D & F Man Professional Trading Services Inc. - 106.J Member Firm Subordinated Lender and Assignor of Membership and CME Class A Shares
2015-Present Radix Trading, LLC. - 106.J Member Firm Assignor of CME Class A Shares
2014-2015 Greycliff, LLC. - 106H Member Firm and CBOE Market Maker Class B Member
2006-2014 Trade Lifts, LLC. (formerly Breakwater Trading, LLC.) - 106.J Member Firm Class C Member and Subordinated Lender and Assignor of Membership and CME Class A Shares
1999-2010 FuturesRoute, Inc. (Futures Market Consulting), Chicago, IL
50% Stockholder Consulted regarding all phases of futures brokerage business at TerraNova Financial Group, LLC., a Chicago, IL based FCM and Broker-Dealer. Registered as an AP of Terra Nova Financial Group, LLC during these years and as a Principal of FuturesRoute, Inc., a registered IB.

1998-2008 Bernacchi Trading Owner Traded, trained, and managed a small proprietary trading group in equity index futures. Pioneered use of hand held controllers and keyboard emulators.
1993-1998 Bernacchi-Casey Trading / Bernacchi-Casey Brokerage Partner Traded, trained, and co-managed small proprietary trading group and brokerage group in interest rate futures. Pioneered pit use of both FM and telephone headset technologies. Installed first phone bridge at CME used by floor brokers.
NON-EXCHANGE BUSINESS BACKGROUND
Prism Analytical Technogies (Air Testing Technologies) Independent Board Director Member of Audit and Compensation Committees PRMIA - Professional Risk Managers’ International Association Member ISACA - (Formerly, Information Systems Audit and Control Association) Member Hyde Park Angels Member Chicago-based Angel Investment Group
Click Here Vote Now!
If You’ve Received Your Voting Materials And Have Your 16-Digit Control Number, Please...
If you cannot locate your 16-digit control number or your proxy materials, you can vote by phone by contacting CME Group’s inspector of election, Broadridge, at 855-928-4491. Thank you for your continued support.
Jeff’s Broad Range of Exchange Related Qualifications
CME Group Board Director since 2009
CME Group Board Audit and Risk Committees
CME equity member and owner of 60,886 CME Group Class A shares

NYMEX equity member, CBOT equity member, AM equity member, IDEM equity member
Current active individual Globex trader
Member Working Group on Financial Markets, Chicago Federal Reserve Bank of Chicago
Present in my CBOT office and available to members daily
Current lessor and lessee of memberships
Current and former investor in and assignor of memberships and CME Group Class A shares to member trading firms
Former AP of an FCM
Former principal of an IB
Former principal of a floor broker group
Jeff’s Non-Exchange Business Qualifications
PRMIA - Professional Risk Managers’ International Association Member
ISACA - (Formerly, Information Systems Audit and Control Association) Member
Hyde Park Angels Member Chicago-based Angel Investment Group
Prism Analytical Technogies (Air Testing Technologies)
Independent Board Director
Member of Audit and Compensation Committees
Vote JMB Jeff Bernacchi Board of Directors CME B-1
Website Ownership
This website is operated by Jeffrey M. Bernacchi for purposes of soliciting votes in connection with the 2017 annual meeting of the CME Group Inc. The site is not sponsored or endorsed by CME Group Inc.
Jeff’s Contact Information
Jeff Bernacchi

141 W. Jackson Blvd.
Suite 1488
Chicago, IL 60604 C: 847-732-5837 O: 312-235-0000
JeffBernacchi@gmail.com
Jeff.Bernacchi@CMEGroup.com
2016 Campaign Novelty
Vote for a Director who is Dedicated, Helpful, Effective Jeffrey M. Bernacchi www.CMEvote.com
2015 Campaign Novelty
You are key to CME Group sucess! Please Vote your Proxy at CMEvote.com
Jeff’s Interests Are Well Aligned With Yours

Jeff Bernacchi (JMB), CME Board Member
“In more than 35 years as an exchange member, I have personally performed many of the roles our members play. As a director, I will continue to fairly represent the multiple interests of our members and shareholders.”
CME Group Board of Directors since 2009
Member of CME Group Board Audit and Risk Committees
Active Individual Trader CME Member since 1979
Former AP of an FCM and Principle of an IB
CME Group Shareholdings and Memberships
Equity CME member
60,886 CME Class A shares
Equity NYMEX member
Equity CBOT member
Equity AM member
Equity IDEM member
A Lessor and Lessee of Memberships
Legal Notice
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dedicated, Sharp, & Effective
Jeffrey M. Bernacchi
www.CMEvote.com
Jeffrey M. Bernacchi
CME B-1, CBOT, & NYMEX Member
60,000+ CME Class A Shares
CME Group Board Director since 2009
Active Trader of CME Markets

Gedon Hertshten
Global perspective and experience
Dear CME Group Class B-1 shareholder,
After years of living in Tel Aviv, London and Shanghai, I am looking forward to returning with my wife JoAnn to Chicago, where my professional career began. I have been involved in the derivatives industry since 1978, the year I started my career as an independent trader on the CBOT floor. Throughout my career, I have seen CME Group’s transformation from a local exchange to a leading global exchange. Over the years, CME Group board has exhibited vision, profound understanding of the industry, and a long-term growth strategy, which has led to the exchange’s growth and success. This kind of leadership is still very much needed as CME Group continues to extend its geographical reach and to expand its global customer base. A global perspective is critical in order to stay ahead of the ongoing changes in our industry. I believe I am well positioned to play a central role as a member of the board in helping to create new value for shareholders, members and customers alike.
In 1993, I founded G.H. Financials Ltd. in London, a global clearing firm that has since thrived and gained a great reputation as an independent, reliable and trusted FCM. G.H. Financials has become an industry leader with offices in London, Chicago and Hong Kong. Today, G.H. Financials is one of the major clearers at CME Group.
GH FINANCIALS
Realizing the new opportunities that electronic trading would present, I opened my first propriety trading office in Tel Aviv in 2002, tapping into talent in places too far from the financial centers to previously be introduced into Futures markets. I then moved on to open offices in other countries. Today, the Hertshten Group has more than 600 employees operating from 10 offices in five countries, the majority of whom are active liquidity providers on the CME Group.
HG Hertshten Group
In addition, I have invaluable exchange experience having served as a director on the Board of LIFFE in London. During my eight years on the board, I played a key role in making decisions that had great impact on our industry. Our biggest decision during my time on the Board of LIFFE was developing our electronic platform in anticipation of the global shift from open outcry to electronic trading, paving the way for a substantial increase in volumes traded on the exchange.
I have a deep and well-rounded understanding of multiple elements of the derivatives industry, which I will be able to tap into in my capacity as a CME Group board member. My experience in global business development and entrepreneurship, my creative and long term thinking, as well as my personal reputation as a trustworthy and successful businessman, are sure to benefit CME Group. I see serving on the Board of Directors of CME Group as a challenging opportunity which I would be very proud to undertake.
I am asking you to please support and vote for me as a CME Group Class B-1 Board Member.
Sincerely,
Gedon Hertshten
YOUR VOTE IS IMPORTANT, CALL 855-928-4491
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

Gedon Hertshten
Email: gedon.hertshten@hertshtengroup.com
FOW AWARD
Received the 2015 FOW (Futures and Options World) Lifetime Achievement Award in London
HERTSHTEN GROUP LTD.
2005 - Present Founder, Chairman
Consists of three main lines of business - proprietary trading, commercial real-estate investments and insurance
Ten offices in Israel, United Kingdom, Kenya, Mauritius and India, more than 600 employees
BOARD MEMBER: LIFFE - London
1997- 2005
Elected and served as a member of the Board of Directors of LIFFE
Member of various key committees
G. H. FINANCIALS LTD.
1993- Present Founder, Owner
Global clearing solutions for exchange traded futures and options contracts to the world’s leading derivatives markets
Offices in London, Chicago and Hong Kong
AGAM (BANK HAPOALIM)
1990-1992
Developed derivatives trading at the subsidiary company of Bank Hapoalim (Israel’s leading bank)
LIFFE EXCHANGE
1986 - until the sale of the exchange
Became a member of LIFFE and traded as an independent trader
CHICAGO BOARD OF TRADE (CBOT)
1978 - present
Became a member of the CBOT and traded as an independent trader on the floor
ADDITIONAL INFORMATION
Served five years in the Israeli Defense Forces
Earned a single-engine airplane pilot’s license
Married with four children

G.H. Financials rings NASDAQ opening bell on October 15, 2014 in New York City
CBOT open outcry in 1980
Receiving the FOW Lifetime Achievement Award for 2015 in London
New office inauguration in India in February 2017
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the
Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Will Hobert
CME Group 2017 Board of Directors Class B-1 Director Candidate CME Group Class B-1 Director since 2015
Using the knowledge gained from three decades of diverse, hands-on, practical experience to preserve and promote the interests of the trading industry
Hello,
My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors.
I am running to repeat the accomplishments of my last term and to build upon them. Since being elected in 2015, I was selected to serve on the strategic steering committee chaired by Leo Melamed. The strategic steering committee’s role is to review and recommend to the Board the long-term objectives and strategic plan for the company with respect to the company’s business lines, business model, customer segments, globalization efforts and degrees of geographic penetration. I was chosen for this role because the committee recognized the lifetime of achievement and experience that I bring to CME and the benefit to the Board, and to the entire organization, of leveraging those assets.
I am running on my nearly three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As the managing member of WH Trading, I oversee technology, risk management, operations, and strategy development. Since the founding of WH Trading in 1994, the firm has grown to over 60 employees. WH Trading participates in a wide range of futures and options markets, both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and benchmark the performance of our trading systems at the microsecond level.
I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process, and in the coming decade the ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will continue to work tirelessly to ensure that the Exchange and its members are best prepared for the next systemic change.
I am running because the Board of Directors continued to need a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising approximately 20% of CME Group’s overall volume, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 25 years of option trading, risk management, and strategic planning provides a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, and COMEX, which provides me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members.
I am running because I understand the importance of strong relationships. Over the past decade I have worked to advocate on behalf of, and preserve the interests of, the trading industry. Annually I travel to Washington, DC, to advocate on behalf of CME Group where I participate in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional Leadership. In 2014, I participated in an intimate meeting with then- Speaker of the House John Boehner to ensure that CME Group’s interests were represented and its legislative priorities advanced. I understand the importance of strong relationships with Washington, and as a result I was solicited to serve as a CME PAC Board of Director, working to ensure that support is given to candidates to guarantee their education and understanding of CME Group.
Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.
Sincerely,
Will Hobert
Managing Member
WH Trading LLC
whobert@whtrading.com
YOUR VOTE IS IMPORTANT! 855-928-4491
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services,
20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Home CME Letter Resume Contact Will
WILL HOBERT for B-1 DIRECTOR
RESUME
Professional Work Summary
WH Trading, LLC. / Hobert Trading Inc. 1994-Present Founder and Managing Member
WH Trading is one of Chicago’s leading proprietary trading firms, specializing in both open-outcry and electronic trading, as well as software development. WH Trading acts as a liquidity provider in various asset classes in markets around the globe including Chicago, New York, London, Frankfurt and Singapore. The firm was founded as a sole proprietorship and has grown to employ over 50 people.
Manage/oversee all aspects of the business including risk management, operations and strategic direction
Actively involved in trading and strategy development on a daily basis
Represent the firm’s interests on industry-wide committees and at executive-level industry conferences
Cooper Neff and Associates 1988-1994
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trading, as well as software development. WH Trading acts as a liquidity provider in various asset classes in markets around the globe including Chicago, New York, London, Frankfurt and Singapore. The firm was founded as a sole proprietorship and has grown to employ over 50 people.
Manage/oversee all aspects of the business including risk management, operations and strategic direction
Actively involved in trading and strategy development on a daily basis
Represent the firm’s interests on industry-wide committees and at executive-level industry conferences
Cooper Neff and Associates 1988-1994 Options Trader
Leadership Experience
CME Board of Directors, Class B-1 Director 2015 - present
AUSL (Academy for Urban School Leadership), Board Member 2012 - 2016
Bell School, Local School Council member 2005 - 2010
Friends of Bell School, Board of Directors 2002 - 2008
UCAN (Uhlich Children’s Advantage Network), President’s Board 2006 - present
Chicago Communities in Schools, Board of Advisors 2004 - present
Education
Wesleyan University 1985 Bachelor of Arts
Personal
Married father of four children
Recreational sailing
Tennis
Click here to vote!
Can’t find your control number to vote?
Broadridge, CME Group’s inspector of election, is providing Class B shareholders to cast their votes by phone if they use the phone number listed below
855-928-4491
Options Trader
Leadership Experience
CME Board of Directors, Class B-1 Director 2015 - present
AUSL (Academy for Urban School Leadership), Board Member 2012 - 2016
Bell School, Local School Council member 2005 - 2010
Friends of Bell School, Board of Directors 2002 - 2008
UCAN (Uhlich Children’s Advantage Network), President’s Board 2006 - present
Chicago Communities in Schools, Board of Advisors 2004 - present
Education
Wesleyan University 1985 Bachelor of Arts
Personal
Married father of four children
Recreational sailing
Tennis
Broadridge, CME Group’s inspector of election, is providing Class B shareholders to cast their votes by phone if they use the phone number listed below
855-928-4491
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Honored to be nominated by
willhobertcme.com
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Home CME Letter Resume Contact Will
THREE DECADE OF INDUSTRY EXPERIENCE
READ MORE
It was my honor to be nominated by the CME Class B-1 Nominating Committee as a candidate for Class B-1 Director on the CME Group Board of Directors.
I believe that the paramount reason I was selected for this important role is my practical, hands-on knowledge and expertise of our industry. I represent three decades of industry experience as an open outcry options market-maker, together with our industry as a transformed electronic trader, and as a founder and owner of WH Trading a highly successful proprietary shop From its inception in 1994, I directed the technology, risk management, operations, and strategy at WH Trading The firm has developed exceptional in-house proprietary options and futures trading software with performance at the microsecond level. Today, with over 60 employees, our firm trades in a wide range of futures and options on the floor, the Globex platform, and numerous exchanges worldwide.
I believe that the above credentials continue to be valuable to the CME Group Board of Directors as our Exchange moves forward to face the very competitive globalized world.
VOTE
Click here to vote!
I believe that the paramount reason I was selected for this important role is my practical, hands-on knowledge and expertise of our industry. I represent three decades of industry experience: as an open outcry options market-maker; together with our industry as a transformed electronic trader; and as a founder and owner of WH Trading--a highly successful proprietary shop. From its inception in 1994, I directed the technology, risk management, operations, and strategy at WH Trading. The firm has developed exceptional in-house proprietary options and futures trading software with performance at the microsecond level. Today, with over 60 employees, our firm trades in a wide range of futures and options on the floor, the Globex platform, and numerous exchanges worldwide.
I believe that the above credentials continue to be valuable to the CME Group Board of Directors as our Exchange moves forward to face the very competitive globalized world.
The American financial services industry has experienced massive and unprecedented changes both to its capital markets as well as its trading counterpart. Over the past decade, in synch with this evolution, CME Group has grown and evolved into a technological powerhouse. Similarly, WH Trading has kept pace with these changes and also reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic screens, I led the transformation at WH Trading which from a trading firm to a technology enterprise by successfully guiding the company through a major expansion into automated trading intertwined with our floor operation. I believe that these proven skills were the values the Nominating Committee sought last year, and skills the Board continues to need.
In addition, I have learned first-hand of the importance of the CME Group’s relationship with elected officials. I learned that our economic interests as an industry have to be continuously guarded and explained. I have participated in informational sessions with the SEC and CFTC as well as with Congressmen and Senators and learned to advocate on our behalf. I have been included in a direct meeting with the Speaker of the House to help ensure that CME Group’s interests are presented and our legislative priorities are advanced. At Executive Chairman Terry Duffy’s request, I have become a Director of the CME Group’s Political Action Committee. In this manner, I participate in choosing candidates who understand and support our agenda.
As an organization, we should always strive to improve. The advancement of technology and the evolution of the financial markets is a never-ending process. In the coming years the ability to adapt to new changes, some of which are unpredictable, will dictate the CME Group’s growth and success. With options trading comprising approximately 20% of the CME Group’s volume, its members are best-served with a Board representative who is thoroughly steeped in the critical issues, complex market structure, and pressing problems facing option traders.
In an environment where elements of open outcry, matching engines and voice brokers compete for options volume, I believe my 25 years of successful options trading, risk management and strategic planning will continue to provide invaluable assets to our Board of Directors.
If re-elected, I will continue to apply all my experience and talent to work tirelessly to ensure that the CME Group and its members continue their leadership in the industry. I respectfully seek your support and stand ready to answer any question you may have.
VOTE
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learned that our economic interests as an industry have to be continuously guarded and explained. I have participated in informational sessions with the SEC and CFTC as well as with Congressmen and Senators and learned to advocate on our behalf. I have been included in a direct meeting with the Speaker of the House to help ensure that CME Group’s interests are presented and our legislative priorities are advanced. At Executive Chairman Terry Duffy’s request, I have become a Director of the CME Group’s Political Action Committee. In this manner, I participate in choosing candidates who understand and support our agenda.
As an organization, we should always strive to improve. The advancement of technology and the evolution of the financial markets is a never-ending process. In the coming years the ability to adapt to new changes, some of which are unpredictable, will dictate the CME Group‘s growth and success. With options trading comprising approximately 20% of the CME Group’s volume, its members are best-served with a Board representative who is thoroughly steeped in the critical issues, complex market structure, and pressing problems facing option traders. In an environment where elements of open outcry, matching engines and voice brokers compete for options volume, I believe my 25 years of successful options trading, risk management, and strategic planning will continue to provide invaluable assets to our Board of Directors.
If re-elected, I will continue to apply all my experience and talent to work tirelessly to ensure that the CME Group and its members continue their leadership in the industry. I respectfully seek your support and stand ready to answer any question you may have.
Best,
Will Hobert
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Home CME Letter Resume Contact Will
WILL HOBERT for B-1 DIRECTOR
CME LETTER
Hello,
My name is Will Hobert and I am a candidate for a Class B-1 seat on the CME Group Board of Directors.
I am running to repeat the accomplishments of my last term and to build upon them. Since being elected in 2015, I was selected to serve on the strategic steering committee chaired by Leo Melamed. The strategic steering committee’s role is to review and recommend to the Board the long-term objectives and strategic plan for the company with respect to the company’s business lines, business model, customer segments, globalization efforts and degrees of geographic penetration. I was chosen for this role because the committee recognized the lifetime of achievement and experience that I bring to the CME and the benefit to the Board, and to the entire organization, of leveraging those assets.
I am running on my nearly three decades of industry experience as an open outcry market maker, electronic options and futures trader, company founder, and owner of WH Trading. As the managing member of WH Trading, I oversee technology, risk management, operations, and strategy development. Since the founding of WH Trading in 1994, the firm has grown to over 60 employees. WH Trading participates in a wide range of futures and options markets, both on the CME Group floor and electronically on numerous exchanges worldwide. Like many market participants, we have developed in-house proprietary options and futures trading software and benchmark the performance of our trading systems at the microsecond level.
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many market participants, we have developed in-house proprietary options and futures trading software and benchmark the performance of our trading systems at the microsecond level.
I am running on my ability to adapt to changes in a dynamic trading industry and my resultant success as a proprietary firm owner. Over the last decade, CME Group has grown and advanced as technology has driven massive change in the trading industry and capital markets. Similarly, WH Trading has reinvented itself to adapt to the new trading landscape. As financial markets evolved and liquidity shifted from open outcry to the electronic trading screens, WH Trading, like CME Group, was forced to make the challenging transition from a trading firm to a technology firm. Over the last decade, I have guided WH Trading through a major expansion as we built an electronic, automated trading operation that has also served to enhance and grow our robust floor trading operation. However, the advancement of technology and the evolution of the financial markets is a never-ending process, and in the coming decade the ability to adapt to changes, some of which we cannot currently predict, will dictate survival and success. I know what it takes to survive and thrive amidst change, and as a Board member, I will continue to work tirelessly to ensure that the Exchange and its members are best prepared for the next systemic change.
I am running because the Board of Directors continued to need a member who has a diverse trading background that includes open outcry, electronic, over the counter and options trading experience. I have traded on all of these execution venues and understand the issues, benefits and market structure implications associated with each. With options trading comprising approximately 20% of CME Group’s overall volume, its members deserve a Board member who truly understands the critical issues, complex market structure and pressing problems facing options traders. My 25 years of option trading, risk management, and strategic planning provides a necessary voice on the Board of Directors as open outcry, exchange matching engines and voice brokers all compete for options volume. Finally, WH Trading holds memberships at CME, CBOT, NYMEX, and COMEX, which provides me with a holistic perspective of CME Group and the unique challenges and opportunities that face CME members.
I am running because I understand the importance of strong relationships. Over the past decade I have worked to advocate on behalf of, and preserve the interests of, the trading industry. Annually I travel to Washington, DC, to advocate on behalf of CME Group where I participate in informational sessions with SEC and CFTC commissioners. House and Senate Committees, and Congressional Leadership. In 2014, I participated in an intimate meeting with then-Speaker of the House John Boehner to ensure that CME Group’s interests were represented and its legislative priorities advanced. I understand the importance of strong relationships with Washington, and as a result I was solicited to serve as a CME PAC Board of Director, working to ensure that support is given to candidates to guarantee their education and understanding of CME Group.
Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.
Sincerely,
number to vote?
Broadridge, CME Group’s inspector of election, is providing Class B shareholders to cast their votes by phone if they use the phone number Listed below
855-928-4491
I am running because I understand the importance of strong relationships. Over the past decade I have worked to advocate on behalf of, and preserve the interests of, the trading industry. Annually I travel to Washington, DC, to advocate on behalf of CME Group where I participate in informational sessions with SEC and CFTC commissioners, House and Senate Committees, and Congressional leadership. In 2014, I participated in an intimate meeting with then-Speaker of the House John Boehner to ensure that CME Group’s interests were represented and its legislative priorities advanced I understand the importance of strong relationships with Washington, and as a result I was solicited to serve as a CME PAC Board of Director, working to ensure that support is given to candidates to guarantee their education and understanding of CME Group.
Should you have any questions, or would like to chat, please do not hesitate to reach out to me. Please visit willhobertcme.com to learn more about me and see instructions about how to cast your vote electronically.
Sincerely,
Will Hobert Managing Member WH Trading LLC whobert@whtrading.com
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC may be obtained tree of charge at the SECs web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc, Shareholder Relations and Membership Services, 70 South Wacker Drive, Chicago, Illinois 60606 Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Home CME Letter Resume Contact Will
WILL HOBERT for B-1 DIRECTOR
CHICAGO MERCANTILE
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Broadridge, CME Group’s inspector of election, is providing Class B shareholders to cast their votes by phone if they use the phone number lifted below
855-928-4491
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholders Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Doug Monieson
Dear Class B-1 Shareholder,
My name is Douglas Monieson and I am running to represent you as your Class B-1 director. CME Group has always been a part of my life. I am proud to be a second-generation member of CME Group and an active trader of our markets for over twenty-five years. I feel that I offer many insights that will not only add to the continued success of CME Group, but also assist as our industry faces numerous challenges.
2016 was a great year for CME Group. Volume and open interest hit record levels and following the U.S. Presidential election over forty-four million contracts were traded, including nineteen million during Asian trading hours alone. This highlights CME Group’s role as a proven leader to trade and manage risk and it also highlights the speed in which markets react to change.
With faster and more efficient markets, our industry is faced with shrinking margins, rising costs and reduced profitability. In order to meet these challenges, CME Group must create opportunities for both our existing and future traders and customers, and to do so, we must embrace technology and foster innovation. I have a unique perspective as both an exchange innovator and active investor.
Tradition: I am a founding member of the NASDAQ100 pit and an early supporter of side-by-side electronic trading. I work closely with the CME Group Foundation in providing education and academic research to the futures space.
Innovation: I am Chairman Emeritus of Hyde Park Angels (HPA), the largest member-run, early-stage investment group in the Midwest. As an active member of the Fintech angel community, I was selected to the committee for the FIA Expo “Innovation Pavilion,” which presented 18 startups that are providing forward-thinking solutions for the industry. These new fintech companies are part of a wave of innovation sweeping our industry and reflect the kind of forward thinking that CME Group needs to prepare for the future.
Investment: I am an active participant in Chicago’s Fintech ecosystem as an investor (e.g., Ascent, a regulatory compliance workflow suite) and an advisor (e.g., TopStepTrader, a software company that is bringing new retail investors back to our industry). New startups like these are reducing costs and bringing new participants into our industry.
In the face of an increasingly complex world, CME Group has the benefit of a tradition of strong values to guide our way forward. The remarkable success of the company stems in large part from you, its members, and the shared values of open access, trust, and innovation. Please vote for me to represent you as a Class B-1 Director so that I can carry these values forward as a member of the CME Group Board of Directors.
Best,
Douglas Monieson (DMON)
douglasmonieson.com

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

HOWARD J. SIEGEL
Dedicated, Experienced and Focused
Long-Time Individual Trader
Dear Friends, Members, and Shareholders,
I didn’t put together a website, or a video this year. What I am sending you is the long list of committees I’ve served on since and before my tenure on your Board. The flashlight is to help you find your way to supporting me for re-election again this year.
A lot of members don’t realize how active our CME Group Board is. I’d like those of you who are voting to have some idea how our board members spend their time.
Some sit on many Boards and lend to management their valuable knowledge about corporate governance in general. Some sit on one or two committees depending on their expertise and availability. And all of our Board members make major contributions where they can and have the available time.
I currently co-chair the Clearing House Risk Committee as well as serving on seven (7) other Board and exchange committees, including the new Clearing House Oversight and a Risk committee, which oversees cyber risk. The Board has recognized that B-share Directors, who’ve exclusively made trading at CME our career, add unique value given our experience, expertise, and ongoing commitment to the institution. It has effectively become a full time job – taking precedence over my trading and other interests – one in which I am proud to know I have been able to make positive contributions in an ongoing basis.
I’ve always been an advocate for the individual trader at the CME, being one myself for the last 39 years. I understand that the value of a membership comes from granting unique access to the market. Now while most of the pits are closed I remain a proponent of supporting and enhancing opportunities for our members and the exchange as a whole.
While there is no doubt about the benefits that institutional participation in our markets provide, the history of our exchange and the creation and growth of many of those very institutions began with individual traders finding opportunities and providing markets. I believe encouraging individual traders through member preferences and incentives, CME Group ensures that it will remain the ‘Exchange of Ideas’ and ‘Market of Ideas’ that made it the worldwide leader it now is.
As always, I am honored to have had your support and thank you in advance for your vote again this year.
Howard Siegel
773.983.5651
hsiegel@gmail.com
Attachment: Siegel Committee Appointments
YOUR VOTE IS IMPORTANT!
855.928.4491
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Vote For H. Siegel

On or after April 10, 2017, the following were distributed to the Class B-2 shareholders:
April 10, 2017
Patrick “PAT” W. Maloney
Hello CME Members and fellow Class B-2 Shareholders,
Thank you for taking the time to read my letter regarding our upcoming election. This is a very important election for numerous reasons and it is imperative that we as Class B shareholders exercise our right to vote and let our voices be heard!
As I talk to owners every day who come from different walks of life and have varying interests in their IMM share holdings, I have heard many ideas and concerns. More than anything, I realize that we all have skin in the game and it is important that we stay involved through our elected Class B Directors in this ever evolving business.
As a Board member, I would feel it was my responsibility to seek conversation and debate regarding cost to our customers who create and shape the industry, incentives to draw in users from all over the world, competitive equality to all participants, and of course our always astute stand regarding excessive regulation. These are all hot topics that need serious consideration for future business expansion. Furthermore, I am focused on creating an atmosphere that encourages the user to expand their volume as well as expanding the population of new traders.
I am running for this position because I believe I am uniquely qualified. I have been and continue to be a full time active Floor Member since 1985 and have served on numerous exchange committees over the years. As a long-time Floor Member of the CME, I have participated as the Exchange and its member’s experienced great success as well as weathered challenging times, and witnessed some great leadership and foresight. I’ve watched the leadership advocate for our interests to prevent over-regulation as well as knowing when to grow and expand as success demanded. This type of foresight is the cornerstone of the CME Group as well as the CME exchange, which we all had a hand in building. If I wasn’t running for the Board, I would vote for and support a nominee that still works full time on the floor.
I invite each of you to contact me directly anytime to talk and share your ideas for the direction of CME Group. I encourage you to stay involved and up to date on current issues. I ask you to seriously consider whether you are satisfied with the current status quo or would like to see new a voice as your Class B Director who understands your unique interests?
Lastly, I ask for your VOTE!
Sincerely,
Patrick W. Maloney
CELL 630-204-5978
Pmaloney16@aol.com
YOUR VOTE IS IMPORTANT! 855-928-4491
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

Dear fellow members,
I am the Class B-2 Director on the CME Group Board of Directors and I am asking for your vote in this year’s election. I have been on the Board for five years and a trader for 36. I believe my experience on various committees and as a market user give me a unique perspective on the dynamics needed to continue to add value and growth to CME Group.
I will continue to push for innovation and growth for CME Group. We have enjoyed many years of growth and expansion and I believe are well positioned to continue to do so. CME Group has been a leader in our industry and with continued guidance and foresight we will continue to be where people come to manage risk.
New product growth and added liquidity will only enhance your trading opportunities at CME Group. The value of owning a membership is in the price advantage in trading CME products. As your Class B-2 Director, I will continue to be a voice for both the seat owners and shareholders to ensure that the CME Group continues to be the exchange of choice.
I am very motivated and always available to discuss and respond to any issues involving CME Group. I will listen and respond to you, our members at large, and make solid sound decisions. Our members are also our largest resource and you can count on me to be more than willing to tap into that vast community.
I would very much appreciate your vote in the upcoming election to continue this terrific story that is CME Group.
Thank you
Ronald Pankau
Member CME Group Board of Directors
rapten@aol.com
YOUR VOTE IS IMPORTANT! 855-928-4491
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling the number above.

* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.

141 W. Jackson Blvd. | Suite 1404
Chicago, Illinois 60604
the Dowd Wescott group
www.immvote.com
Telephone: 312.604.6114
Fax: 312.604.6118
Dear Fellow Class B-2 Shareholder:
Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.
I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past fourteen years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.
As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.
Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:
Principal Trading Groups (PTG) - We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.
Hedge and Mutual Funds - We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.
Global Positioning - Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.
Legislative Issues - More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.
During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.
Sincerely,
Dave
David J. Wescott (COT)
Your support is greatly appreciated!
Dave

David J. Wescott (COT)
RESUME
Currently serving on the Board of Directors for a twelfth term ending May of 2017. Managing Partner – Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Founder and partner in Nirvana Technology Solutions, a hosting company for the trading community through data center colocation, technology consulting, and 24-hour technology support. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant
Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.
Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving on the following committees; Floor Conduct Committee, Membership Committee, and Finance Committee. Also Vice-Chairman of the CME PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 60, married for 38 years with one son, residing in Crystal Lake and Chicago, Illinois.

Dear B-2 Shareholder / FCM,

We the undersigned have known and / or served on the Board of CME Group Inc. with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.

LARRY ROSENBERG

Chairman of the Board	1977-79
1st vice Chairman	1976,83-88
2nd Vice Chairman	1974-75
Board of Director	1970-93
legislative Liaison	1989-90
Senior Policy Advisor	1991

DENIS DUFFEY

Board of Director 1983-96

IRWIN ROSEN

Board of Director 1997-2001, 1991-92

DOUG GERARD

Board of Director 1993-94

ANDY SCHREIBER

Board of Director 1985-86

LOU SCHWARTZ

Board of Director	1981-90
2nd Vice Chairman	1983-85

DON HUZINGA

Board of Director 1993-94

DAVID SILVERMAN

Board of Director 1990-91, 1995-2001

MIKE DOWD

Board of Director 1995-98

D. ROBERT JORDAN

Board of Director 1988-95

SCOTT SLUTSKY

Board of Director 1989-90

MIKE MOSS

Board of Director 1991-92

NORMA NEWBERGER

Board of Director 1988-94

TOM STEWART

Board of Director 1990-93

CRAIG NORRIS

Board of Director 1996-97

BOB PROSI

Board of Director 1988-2001

HOME RESUME BOD ENDORSEMENTS ENDORSEMENTS CONTACT DAVE
David
Wescott
Re-Elect
Home » Dear Fellow Class B-2 Shareholder:
Dear Fellow Class B-2 Shareholder:
Once again, I seek your support and vote for the election to the Board of Directors of CME Group Inc.
I have had the privileged opportunity to serve as your elected Class B-2 Board member for the past fourteen years on the CME Group Board of Directors. The past few years have been challenging with only a mild recovery in the credit markets, regulatory and legislative issues, and excessive government regulations.
As we enter a new year, many of the global economic problems are still working their way through the system. As we go forward, I feel that we are well positioned to be the product of choice for institutions, speculators, funds, and investors. Our diverse product mix will allow CME Group to lead the way as the economy recovers.
Now is not the time to rest on our past laurels. It is the time for us to take stock of what we have accomplished and build from there. We need to address the following issues:
Principal Trading Groups (PTG) - We need to continue to promote our ability to grow organically. PTGs accounted for a significant amount of the exchange’s liquidity the past few years, but more growth is still needed.
Hedge and Mutual Funds - We need to continue to market to hedge and mutual funds emphasizing our transparency and central counterparty clearing to restore confidence in the financial markets to their clients.
Global Positioning - Through our strategic partnerships around the world we are in a strong position to take advantage of a new wave of customers and international products.
Legislative Issues - More than ever, it is important to tell our story to Congress. I have served as Vice-Chairman of the CME PAC and have hosted many of the Congressional visits through the past years. The transaction tax, position limits, allegations of speculators causing volatility and the threat to losing 60/40 tax treatment will be more pressing than ever before.
During my service on the Board, I always attempted to be open-minded, logical, rational, and above all fair. My previous terms on the Board and many various committees have given me the experience and leadership qualities required for the position (see attached resume). I pledge to you my time, dedication, and commitment to serving CME Group. I will continue to live in the city during the week for the term of the directorship. This will make me accessible to you, the shareholder, at any time of the day or night. I can be reached by phone at 312-604-6114 or cell at 312-714-5907.
Sincerely,
David J. Wescott (COT)
Vote Online!
If you’ve recieved your voting materials and have your control number Please...
VOTE HERE
YOUR VOTE IS IMPORTANT!
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling
855-928-4491
More About David
Board of Directors for a twelfth term
Managing Pertner-Founder Dowd Wescott Group
Formely Assistant Vice-President, CME Floor Manager

for Dean Witter Reynolds (1982-1984)
Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)
Member of the IMM since 1981
Elected to the IMM Nominating Committee in 1987
Member of the FIA PTG
Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2017, immvote.com Designed by SandYard Digital Group

HOME RESUME BOD ENDORSEMENTS ENDORSEMENTS CONTACT DAVE
David
Wescott
Re-Elect
Home » Resume
Resume
Currently serving on the Board of Directors for a twelfth term ending May of 2017. Managing Partner - Dowd Wescott Group. Founder and Partner in TradeForecaster LLC an algorithmic trading and technology company. Founder and partner in Nirvana Technology Solutions, a hosting company for the trading community through data center colocation, technology consulting, and 24-hour technology support. Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984) and Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982). Member of the IMM since 1981 and elected to the IMM Nominating Committee in 1987. Past Chairman, Co-Chair or Vice-Chairman of Business Conduct Committee (Financial Division). Floor Practice (Financial Division), Trade Procedures Committee, Trade Procedures Order Liability, Leasing Committee, CFPF Nominating Committee, Floor Practices (Agricultural Division), Regulatory Oversight, Floor GLOBEX Issues Committee, Review Claims against Stotler & Co., Eurodollar Pit Committee, Broker Association, Floor Broker Qualification, Floor Orientation, Member Services, Interest Rate futures, Restaurant and Club, Trading/Dual Trading, Past member of the Executive Committee, Director of CFPF, Trade Procedures Committee, Committee on Governance, Strategic Planning, Leasing Committee, Independent Traders Committee, Membership and Education Oversight Committee, Physical Facilities Oversight Committee, Political Action Committee, Compensation and Benefits Committee, Committee to review Agricultural Markets, Emerging Markets Committee, and Eurodollar Futures Back Month Design Sub-Committee.
Also, past member of the Trading Procedures Brokerage Billing System, Physical Facilities, Upper Trading Floor Design Review (Interest Rate Quadrant), Upper Trading Floor Committee, Review Committee Structure, Common Goals (Physical Sub-committee), Physical Facilities Oversight Sub-committee, Interest Rate Focus Group, Euro Strip and Options Sub-committee, Political Action Committee, Committee to review Currency Hours, Harmonize Dual Trading/Top Step Rule, Trade Order Processing, Agricultural Steering (Sub), Member Coordination, Membership
Vote Online!
If you’ve recieved your voting materials and have your control number Please...
VOTE HERE
YOUR VOTE IS IMPORTANT!
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling
855-928-4491
More About David

Committee (Division B & C), Review Eurodollar Order Entry Procedures, CME Universal Broker Station, Facility Coordination, Leasing, Out-trade Policy, Floor Practices (Financial Division), Floor Practices (Agricultural Division), T-Bill Pit, Multi-Pit, Special Pit Committees, Eurodollar Strip Trading Sub-committee, Ad Hoc Pit Design, Space Allocation (Financial Division), Review Committee Structure and Member of CFTC Regulatory Coordination Advisory Committee. Currently chairing or serving on the following committees; Floor Conduct Committee, Membership Committee, and Finance Committee. Also Vice-Chairman of the CME PAC. Attended Maywood Community College and Harper Community College majoring in Business Administration. Age 60, married for 38 years with one son, residing in Crystal Lake and Chicago, Illinois.
Board of Directors for
a twelfth term
Managing Partner- Founder Dowd Wescott Group
Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)
Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)
Member of the IMM since 1981
Elected to the IMM Nominating Committee in 1987
Member of the FIA PTG
Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME

Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual
Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2017, immvote.com Designed by SandYard Digital Group

HOME RESUME BOD ENDORSEMENTS ENDORSEMENTS CONTACT DAVE
David
Wescott
Re-Elect
Home » BOD Endorsements
BOD Endorsements
Vote Online!
If you’ve recieved your voting materials and have your control number Please...
VOTE HERE
YOUR VOTE IS IMPORTANT!
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling
855-928-4491
More About David

Dear B-2 Shareholder / FCM,
We the undersigned have known and / or served on the Board of CME Group Inc, with David Wescott and can attest that his dedication and drive are second to none. His willingness to take on every responsibility big or small is the catalyst behind our supporting him in his candidacy for the Board of Directors of CME Group Inc. Please join us in his quest to once again be a part of the leadership of this Exchange.
LARRY ROSENBERG DENIS DUFFEY IRWIN ROSEN
Chairman of the Board 1977-79
1st vice Chairman 1976,83-88
2nd Vice Chairman 1974-75
Board of Director 1970-93 Board of Director 1985-96 Board of Director 1997-2001 1991-92
Legislative Liaison 1989-90
Senior Policy Advisor 1991 DOUG GERARD ANDY SCHREIBER
Board of Director 1993-94 Board of Director 1985-86
LOU SCHWARTZ DON HUZINGA DAVID SILVERMAN
Board of Director 1981-90
2nd Vice Chairman 1983-85 Board of Director 1993-94 Board of Director 1990-91 1995-2001
MIKE DOWD D. ROBERT JORDAN SCOTT SLUTSKY
Board of Director 1995-98 Board of Director 1988-95 Board of Director 1989-90
MIKE MOSS NORMA NEWBERGER TOM STEWART
Board of Director 1991-92 Board of Director 1988-94 Board of Director 1990-93
CRAIG NORRIS BOB PROSI
Board of Director 1996-97 Board of Director 1988-2001
Board of Directors for
a twelfth term
Managing Partner-Founder Dowd Wescott Group
Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)
Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)
Member of the IMM since 1981
Elected to the IMM Nominating Committee in 1987
Member of the FIA PTG
Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual
Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2017, immvote.com Designed by SandYard Digital Group

HOME RESUME BOD ENDORSEMENTS ENDORSEMENTS CONTACT DAVE
David
Wescott
Re-Elect
Home >> Endorsements
Endorsements
DAVID I. SILVERMAN 141 West Jackson Blvd.
Suite 1420 Chicago IL 60604 312 450-4220 david2740@aol.com
Dear IMM Member/Class B-2 Shareholder,
In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.
I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David’s current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.
We all know how quickly our business moves. Yesterday’s losses may be tomorrow’s gains if we make the right decisions today. I have absolute confidence that David’s leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.
Sincerely,
David Silverman Member IMM 1982-2002
Vote Online!
If you’ve recieved your voting materials and have your control number Please...
VOTE HERE
YOUR VOTE IS IMPORTANT!
Broadridge, CME Group’s inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling
855-928-4491
More About David

CME Board member (IMM Division) 1989-90 and 1994-2001 Former Principal and CEO of Aspire Trading Company Current CME Group shareholder
Board of Directors for
a twelfth term
Managing Partner-Founder Dowd Wescott Group
Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)
Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)
Member of the IMM since 1981
Elected to the IMM Nominating Committee in 1987
Member of the FIA PTG
Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions
* * *
CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME

Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual
Meeting.
The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.
Copyright © 2017, immvote.com Designed by SandYard Digital Group

HOME | RESUME | BOD ENDORSEMENTS | ENDORSEMENTS | CONTACT DAVE


David
Wescott
Re-Elect

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Broadridge, CME Group's inspector of election, is providing Class B shareholders who cannot locate their 16-digit control number the ability to cast their votes over the phone by calling

855-928-4491

More About David

Board of Directors for a twelfth term
Managing Partner-Founder Dowd Wescott Group
Formerly Assistant Vice-President, CME Floor Manager for Dean Witter Reynolds (1982-1984)
Assistant Vice-President, IMM Floor Manager for Merrill Lynch Futures (1979-1982)
Member of the IMM since 1981
Elected to the IMM Nominating Committee in 1987
Member of the FIA PTG
Founder and Partner in TradeForecaster LLC and Nirvana Technology Solutions

* * *

CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission ("SEC") regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME

GroupGroup Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606.Shareholders are urged to read the definitive proxy statement and the other relevant materials (when theybecome available) before making any voting decision with respect to matters to be acted on at the AnnualMeeting.The preceding material was prepared and distributed solely by the candidate. The views and opinionsexpressed therein are solely those of the candidate and do not necessarily re?ect the views or opinions ofCME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved orsanctioned by any of them.

DAVID I. SILVERMAN
141 West Jackson Blvd.
Suite 1420
Chicago IL 60604
312 450-4220
david2740@aol.com

Dear IMM Member/Class B-2 Shareholder,

In times of upheaval and uncertainty it is imperative to have solid, experienced leadership with forward-looking vision, influence, and the ability to execute initiatives crucial to our business. An effective leader is unafraid to voice a dissenting opinion and fight for what he believes is right. In the years I have known him, David J. Wescott has continuously proven himself to be such a leader with his incredible dedication, tireless hard work, industry insight and fierce loyalty to his clients, constituents, employees, and friends.

I have known David Wescott since 1982, when we were young traders on the CME floor and I also had the privilege of serving on the CME board with David for four years during the 1990s. I have continued my relationship with him throughout the ensuing years and cleared the trades of my own trading firm through Dowd-Wescott Group, the precursor clearing firm to David's current clearing firm, DWG Futures. In my now 30+ year relationship with David Wescott, I have found him to be incisive, creative, and results-oriented. David has never been in favor of the status quo; his capacity for reinvention and constant drive to innovate, combined with his capability to anticipate trends, is an invaluable asset to the future of CME Group.

We all know how quickly our business moves. Yesterday's losses may be tomorrow's gains if we make the right decisions today. I have absolute confidence that David's leadership is a step toward a prosperous future. I hope you will join me in supporting David Wescott in his bid to serve as our elected Class B-2 director on the CME Group Board of Directors by voting for his re-election.

Sincerely,

David Silverman
Member IMM 1982-2002
CME Board member (IMM Division) 1989-90 and 1994-2001
Former Principal and CEO of Aspire Trading Company
Current CME Group shareholder

On or after April 10, 2017, the following was distributed to the Class B-3 shareholders:                 Elizabeth A. CookCME Group 2017 Board of Directors Class B-3 Director CandidateCME Group Class B-3 Director since 2015(630) 698-3113 Long-Time Active Trader, Skilled Leader BringingDiversity and a Fresh Perspective April 2017 Dear Fellow Class B-3 Shareholder,It has been an incredible year for the CME Group and I am honored to have served as your Class B-3 Director. Soon you will receive the proxy materials containing your Class B-3 share proxy card and control number to vote your shares. Your vote is crucial in making your voice heard. By voting for me, you will be choosing a skilled leader with over 38 years of industry experience who understands your interests and will, once again, be an effective contributor to the Board.The CME had a very strong 2016 with a record average daily volume of 15.6 mil contracts reflecting a 12% increase from 2015, and with options on futures seeing a 14.2% increase. Since 1985 I have owned three companies specializing in options on futures — this is a key area of my expertise. I am the best candidate for the Board because options on futures are fundamental to the growth of our exchange.My accomplishments on the Board have been, and I will continue to focus on:Promoting new product development such as the successful launch of the Bitcoin Real Time Index and the relaunch of the E-mini Russell 2000 in June.Overseeing the enhancement and effectiveness of CME Group’s information security program to address the ever-increasing cyber security risks our industry faces as an appointed member of the Board’s Risk Committee.Keeping a trained and watchful eye on Exchange fees and costs to stay competitive in the global marketplace.I have been an equity owner since 1983 and one of the few female members of the CME Group. Since 1988, I have been actively involved in improving the CME Group’s operating environment as a member of numerous committees. Currently, I serve on the Board’s Risk Committee, in addition to serving as the co-chair of Arbitration and Floor Conduct. Furthermore, I am an active member of Probable Cause, Business Conduct, CME PAC, Membership and Gratuity Fund.I am also an active member of The Executives’ Club of Chicago and National Association of Corporate Directors. Additionally, I volunteer for Honor Flight Chicago, Navy Seal Foundation and the ALS Association, which demonstrates not only my commitment to the financial industry but also my support of the overall community.I thank you for the support and encouragement I’ve received during my second term on the CME Group Board of Directors, and I look forward to serving you again. Please feel free to reach out to me with any questions, or to discuss any issues in greater detail.Please join me in helping shape the future of the CME Group by casting your vote through www.proxyvote.com (if you have your 16 digit control number) or calling 1-855-928-4491 (if you are unable to locate your control number).Sincerely,Elizabeth A. Cook630-698-3113

*    *    *CME Group Inc. has filed a definitive proxy statement with the Securities and Exchange Commission (“SEC”) regarding the Annual Meeting of Shareholders to be held on May 24, 2017. Shareholders of CME Group Inc. are urged to read the definitive proxy statement and any other relevant materials filed by CME Group Inc. with the SEC because they contain, or will contain, important information about CME Group Inc. and the Annual Meeting. The definitive proxy statement and other relevant materials (when they become available), and any other documents filed by CME Group Inc. with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, shareholders may obtain free copies of these documents by contacting CME Group Inc., Shareholder Relations and Membership Services, 20 South Wacker Drive, Chicago, Illinois 60606. Shareholders are urged to read the definitive proxy statement and the other relevant materials (when they become available) before making any voting decision with respect to matters to be acted on at the Annual Meeting.The preceding material was prepared and distributed solely by the candidate. The views and opinions expressed therein are solely those of the candidate and do not necessarily reflect the views or opinions of CME Group Inc. or its directors, officers or employees, nor have these views or opinions been approved or sanctioned by any of them.